SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

    [_] Preliminary Proxy Statement

    [_] Confidential, for use of the Commission (only as permitted by Rule 14a-6(c)(2))

    [X] Definitive Proxy Statement

eLinear, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:

[ ] Fee paid previously with Preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.
3) Filing Party:
4) Date Filed: May 6, 2005

eLinear, Inc.
2901 West Sam Houston Parkway North, Suite E-300
Houston, Texas 77043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

The Annual Meeting of Shareholders of eLinear, Inc., will be held at our office located at 2901 West Sam Houston Parkway North, Suite E-300, Houston, Texas 77043, on June 2, 2005, at 12:00 p.m., Central Time, for the following purposes:

1.     Election of Directors. To elect six directors to the Board of Directors;

2.	Approval of 2005 Employee Stock Purchase Plan. To approve our 2005 Employee Stock Purchase Plan;

3.	Approval of 2005 Stock Option Plan. To approve our 2005 Employee Stock Option Plan;

4.	Ratification of Auditors. To ratify the selection of Lopez, Blevins, Bork & Associates LLP as our independent accountants for the fiscal year ending December 31, 2005; and

5. Other Business. To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on April 22, 2005 will be entitled to notice of, and to vote at, this meeting or any adjournments that may take place. All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope for that purpose. Your stock will be voted in accordance with the instructions you have given. Any shareholder attending the meeting may vote in person even if he or she has previously returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

                                     By Order of the Board of Directors,
//s// Tommy Allen

                                    Tommy Allen, Secretary
                                    Dated: May 6, 2005

ELINEAR, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 2, 2005
INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Company’s Board for use at the Annual Meeting of Shareholders to be held on June 2, 2005, at 12:00 noon, Central Time (the “Annual Meeting”), or at any adjournment or postponement of this meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at our office located at 2901 West Sam Houston Parkway North, Suite E-300, Houston, Texas 77043. We intend to mail this Proxy Statement and accompanying proxy card to shareholders on or about May 6, 2005. The Board of Directors of eLinear, Inc., prepared this proxy statement for the purpose of soliciting proxies for our Annual Meeting of Shareholders. When you see the term "we," "our," the “Company” or "eLinear" it refers to eLinear, Inc., and its subsidiaries.

 Availability of Annual Report and Form 10-KSB

Accompanying this Proxy Statement is the Company’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission. The Company makes available, free of charge through its website (www.elinear.com), its annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), as soon as reasonably practicable after such documents are electronically filed with or furnished to the Securities and Exchange Commission. These reports can be found under “SEC Filings” through the “Investors” section of the Company’s website located at www.elinear.com. The Company will provide to any shareholder without charge, upon the written request of that shareholder, a copy of the Company’s Annual Report on Form 10-KSB (without exhibits), including financial statements, for the fiscal year ended December 31, 2004. Such requests should be addressed to Investor Relations, eLinear, Inc., 2901 West Sam Houston Parkway North, Suite E-300, Houston, Texas 77043.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company’s Secretary, at the address of the Company’s executive offices noted above, written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Quorum; Abstentions and Broker Non-Votes

Our common stock is the only type of security entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on April 22, 2005 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 22,638,212 shares of common stock issued and outstanding and entitled to vote. Each holder of record of shares of common stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. Shares of common stock may not be voted cumulatively.

Proxies properly executed, duly returned to the Company and not revoked will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted “FOR” each of the six nominees, “FOR” the approval of the 2005 Employee Stock Purchase Plan, “FOR” approval of our 2005 Stock Option Plan, and “FOR” the ratification of our auditors. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If, however, any matter not described in this Proxy Statement is properly presented for action at the Annual Meeting, the persons named as proxies in the enclosed form of proxy will have discretionary authority to vote according to their own discretion.

The required quorum for the transaction of business at the Annual Meeting is a majority of the issued and outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting, whether present in person or represented by proxy. The bylaws of the Company provide that unless otherwise provided by law or by the Certificate of Incorporation, all matters other than the election of directors shall be decided by the affirmative vote of a majority of the outstanding shares of stock represented in person or by proxy at the Annual Meeting. Shares of common stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, regardless of whether the proxy is marked as casting a vote or abstaining. Shares of stock represented by “broker non-votes” (i.e., shares of stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter) will be treated as present for purposes of determining a quorum.

Voting

Proposal 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. This means six nominees for directors receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not affect the election of a candidate who receives a plurality of votes. Shareholders may not cumulate votes in the election of directors.

Proposal 2. Approval to the 2005 Employee Stock Purchase Plan requires the approval of shares of a majority of the outstanding shares of stock represented in person or represented by proxy at the Annual Meeting. Abstentions as to Proposal Two will have the same effect as votes against the proposal. Broker non-votes as to Proposal Two, however, will be deemed shares not entitled to vote on the proposal, will not be counted as votes for or against the proposal, and will not be included in calculating the number of votes necessary for approval of the proposal.

Proposal 3. Approval to the 2005 Stock Option Plan requires the approval of shares of a majority of the outstanding shares of stock represented in person or represented by proxy at the Annual Meeting. Abstentions as to Proposal Three will have the same effect as votes against the proposal. Broker non-votes as to Proposal Three, however, will be deemed shares not entitled to vote on the proposal, will not be counted as votes for or against the proposal, and will not be included in calculating the number of votes necessary for approval of the proposal.

Proposal 4. Ratification of our independent public accountants requires the approval of a majority of the outstanding shares of stock represented in person or represented by proxy at the Annual Meeting. Abstentions as to Proposal Four will have the same effect as votes against the proposal. Broker non-votes as to Proposal Four, however, will be deemed shares not entitled to vote on the proposal, will not be counted as votes for or against the proposal, and will not be included in calculating the number of votes necessary for approval of the proposed.

Solicitation

The cost of soliciting proxies will be borne by the Company. In addition to soliciting shareholders by mail and through its regular employees, the Company will request that banks and brokers and other persons representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners and the Company may reimburse these parties for their reasonable out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Shareholder Proposals

Proposals of shareholders that are intended to be presented at our 2006 Annual Meeting of Shareholders in the proxy materials for such meeting must comply with the requirements of SEC Rule 14a-8 and must be received by our Secretary no later than January 5, 2006, in order to be included in the Proxy Statement and proxy materials relating to our 2006 Annual Meeting of Shareholders. Moreover, with respect to any proposal by a shareholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at our next annual meeting, such shareholder must provide written notice of such proposal to our Secretary at our principal executive offices by March 6, 2006. With respect to a proposal not to be included in the proxy statement, in the event notice is not timely given, and the proposal is permitted at the annual meeting, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, if the proposal is considered at our next annual meeting, even if the shareholders have not been advised of the proposal. In addition, shareholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of our Bylaws.

Appraisal Rights

Neither Delaware law nor our certificate of incorporation or bylaws provide our shareholders with appraisal rights in connection with the election of directors, establishment of a stock option plan or establishment of a stock purchase plan.

PROPOSAL - 1
ELECTION OF DIRECTORS

The Board of Directors currently consists of six members. At the Annual Meeting, six directors will be elected. Each director is to hold office until the 2006 Annual Meeting or until a successor is elected and qualified. The persons named below have been nominated by the Board of Directors. Each of the nominees currently sits on the Board. The shares represented by the enclosed proxy will be voted for the election as directors the six nominees named below to serve until the 2006 Annual Meeting or until their successors have been duly elected and qualified. The six persons receiving the highest number of “for” votes represented by shares of Company common stock present in person or represented by proxy and entitled to be voted at the Annual Meeting will be elected. All of the nominees have indicated to the Company that they will be available to serve as directors. If any of the nominees becomes unavailable for any reason or if a vacancy should occur before the election (which events are not anticipated), you may vote for a substitute nominee or the size of the board may be reduced accordingly; however, the board is not aware of any circumstances likely to make any nominee unavailable for election. There are no family relationships among our executive officers and directors.

Director Nominees

The Directors have nominated the following persons:

Name	Age	Current Position in Company

Kevan M. Casey	33	Chairman
Michael Lewis	43	Chief Executive Officer, President and Director
Tommy Allen	41	Vice Chairman and Secretary
J. Leonard Ivins	69	Director
Carl A. Chase	55	Director
Ryan Cravey	32	Director

Kevan M. Casey served as the Company’s president from April 2003 through August 2004 and chief executive officer from May 2003 through December 2004. Mr. Casey has served as chairman of the board since May 2003. Mr. Casey also serves as chief executive and chairman of the board of Unicorp, Inc., an oil and gas company. He and Mr. Allen founded NetView Technologies, Inc. in December 2001 and Mr. Casey served as its president from its inception. In 1998, he founded United Computing Group and United Consulting Group, a value-added reseller and an information technology consulting firm, where he served as president and chief executive officer. In December 1999, United Computing Group and United Consulting Group were acquired by ClearWorks.net, Inc., and Mr. Casey continued as president of the companies until December 2001.

Michael Lewis has served as the Company’s executive vice president of sales and operations since May 2004, president since August 2004, chief executive officer since December 2004 and director since January 2005. Mr. Lewis has more than 19 years experience in the technology systems integration industry. Mr. Lewis served as president of LIBAC Corporation, a start-up software company targeted at the financial printing industry from May 2002 to May 2004. Prior to LIBAC from December 2001 to August 2002, he was chief operating officer for UnBound Technologies, a wireless technology company which Mr. Lewis helped develop from start-up through business integration with Sprint PCS. Mr. Lewis served as senior vice president and general manager for ComputerTech, a Houston-based integrator, from November 1996 to March 2002.

Tommy Allen served as the Company’s senior vice president and as a director of the company since April 2003, and became vice chairman in August 2004. He and Mr. Casey founded NetView Technologies, Inc. in December 2001 and Mr. Allen served as its secretary and treasurer from its inception. From July 1999 to December 2001, Mr. Allen served as vice president for United Computing Group and United Consulting Group, a value-added reseller and an information technology consulting firm. In December 1999, United Computing Group and United Consulting Group were acquired by ClearWorks.net, Inc., and Mr. Allen continued as vice president of the companies until December 2001. From 1996 to June 1999, Mr. Allen served as senior account executive for ComputerTech, Inc.

J. Leonard Ivins has served as a director since November 2000. Mr. Ivins also serves as chairman of the Company’s compensation committee and as a member of the audit committee. Since 1995, he has been a private investor. Previously, Mr. Ivins was a founder and co-owner of a privately held company that was an FDIC and RTC contractor. From 1979 to 1981, Mr. Ivins was a turnaround and workout consultant to small, publicly held oil and gas companies. From 1970 to 1975, Mr. Ivins was president of The Woodlands Development Corporation and a director of Mitchell Energy and Development Corp.

Carl A. Chase has served as a director since April 2003. Mr. Chase also serves as chairman of the audit committee and as a member of the compensation committee. Mr. Chase also serves as chief financial officer and director of Unicorp, Inc., an oil and gas company. From April 2001 until January 2005, Mr. Chase served as senior vice president - budgets & controls for Rockport Healthcare Group, Inc., a preferred provider organization for work-related injuries and illnesses and currently serves as an independent consultant to Rockport. Prior to joining Rockport, Mr. Chase was an independent consultant to Rockport from June 2000. From August 1999 to May 2000, Mr. Chase was chief financial officer of ClearWorks.net, Inc. Mr. Chase also served as chief financial officer of Bannon Energy Incorporated, an independent oil and gas company, from December 1992 to August 1999.

Ryan Cravey has served as a director since March 2004. Mr. Cravey also serves as a member of the audit committee. Since April 1, 2002, Mr. Cravey has been the owner of IQUEST Networking Solutions, a privately held IT consulting company for the small to medium business market in Houston and Austin, Texas. Prior to forming IQUEST, Mr. Cravey was operations manager for United Computing Group, a value-added reseller of computer hardware and software, from October 1998 to March 31 2002, where he managed sales accounts and the purchasing, receiving and shipping of over $24 million in product.

Board Meetings and Committees

The Board held ten meetings during the fiscal year ended December 31, 2004. Each Board member attended at least 75% or more of the Board meetings held during the fiscal year ended December 31, 2004. As of the date of the Proxy Statement, the Board has two standing committees: (1) the Compensation Committee; and (2) the Audit Committee. The Board of Directors has not established a nominating committee, as such function is provided by the Board. Due to the small size of the Board, the members of the Board believe they can efficiently handle the responsibilities normally delegated to a nominating committee. The Board has not adopted a charter or any policy or procedure to govern the nominee election process, doesn't have a policy with regard to the consideration of any director candidate by security holders (but would consider any candidate so recommended), nor does it have any arrangement with any third party with respect to evaluating or assisting in identifying potential nominees. The Board of Directors intends to establish a nominating committee in the near future and to adopt a charter addressing these concerns and other applicable governance policies and procedures.

Director Independence

The Board of Directors has determined that each of Messrs. Ivins, Chase and Cravey are independent directors as defined in the listing standards of the American Stock Exchange and Rule 10A-3 of the Exchange Act. As part of its analysis, the Board of Directors determined that none of Messrs. Ivins, Chase and Cravey has a direct or indirect material relationship with the Company that would interfere with the exercise of independent judgment.

Compensation Committee, Interlocks and Insider Participation

The Compensation Committee of the Board consists of two non-employee directors, Messrs. Ivins and Chase. Messrs. Ivins and Chase are independent as defined in the listing standards of the American Stock Exchange and under Rule 10A-3 of the Exchange Act. The Compensation Committee reviews and approves salaries and incentive compensation for the Company’s executive officers. The Compensation Committee held four meetings in the fiscal year ended December 31, 2004. The Report of the Compensation Committee is included in this Proxy Statement. In addition, the Board has adopted a written charter for the Compensation Committee, which is available on the Company’s website at www.elinear.com. Messrs. Ivins and Chase have not been an officer or employee of the Company. Mr. Ivins does not serve on the Board of Directors or compensation committee of a company that has an executive officer that serves on the Company’s Board or Compensation Committee. Mr. Ivins is not an executive officer of a company in which one of the Company’s executive officers serves as a member of the Board of Directors or compensation committee of that company. Mr. Chase is an executive officer and director of Unicorp, Inc., of which Mr. Casey, our chairman, also serves as Chairman and chief executive officer.

Audit Committee

The Audit Committee of the Board consists of three non-employee directors: Messrs. Ivins, Chase and Cravey. Each of Messrs. Ivins, Chase and Cravey are independent as defined in the listing standards of the American Stock Exchange and under Rule 10A-3 of the Exchange Act. The Audit Committee engages the Company’s independent auditors, reviews the Company’s financial controls, evaluates the scope of the annual audit, reviews audit results, consults with management and the Company’s independent auditors prior to the presentation of financial statements to shareholders and, as appropriate, initiates inquiries into aspects of the Company’s internal accounting controls and financial affairs. The Audit Committee met four times in the fiscal year ended December 31, 2004. Each director attended at least 75% or more of the Audit Committee meetings held during the fiscal year ended December 31, 2004. The Board has determined that Mr. Chase qualifies as an “audit committee financial expert” as defined by Item 401(e) of Regulation S-B of the Exchange Act. The Report of the Audit Committee is included in this Proxy Statement. In addition, the Board has adopted a written charter for the Audit Committee, which was filed as an exhibit to the Company’s Information Statement filed with the SEC in 2003 and is also available on the Company’s website at www.elinear.com.

Communications with the Board

The Board has adopted the following policy for the shareholders who wish to communicate any concern directly with the Board. Shareholders may mail or deliver their communication to the Company’s executive offices, addressed as follows:

Addressee (*)
c/o Secretary
eLinear, Inc.
2901 West Sam Houston Parkway North
Suite E-300
Houston, Texas 77043

    * Addressees: Board of Directors; Audit Committee of the Board of Directors; Compensation Committee of the Board of Directors; name of the individual director.

Attendance at Annual Meetings

Members of the Board of Directors are encouraged to attend the Company’s Annual Meeting; however, attendance is not mandatory. All members of the Board, except Mr. Lewis who was not a director at that time, attended the last Annual Meeting.

Director Compensation

Directors who are also employees do not receive any compensation for serving as directors. All directors are reimbursed for ordinary and necessary expenses incurred in attending any meeting of the board of directors or any board committee or otherwise incurred in their capacities as directors.

Mr. Ivins receives $4,500 per quarter for his services as chairman of our compensation committee, and $1,500 per quarter for services as a member of our audit committee. Mr. Ivins also receives the reimbursement of expenses for his services as a director, and $200 per board meeting attended. Mr. Chase receives $4,500 per quarter for his services as chairman of our audit committee, and $1,500 per quarter for services as a member of our compensation committee. Mr. Cravey receives $1,500 per quarter for his services as a member of our audit committee and $200 per board meeting attended. Upon joining our board in April 2003, Mr. Chase received an option to purchase 250,000 shares of our stock at an exercise price of $.50 per share expiring in April 2007. In April 2003, in connection with his board services, Mr. Ivins received an option to purchase 100,000 shares of our stock at an exercise price of $.50 per share expiring in March 2008. In December 2004, in connection with his board services, Mr. Ivins received an option to purchase 75,000 shares of our stock at an exercise price of $.75 per share expiring in December 2008 Upon joining our board in March 2004, Mr. Cravey received an option to purchase 50,000 shares of our common stock at an exercise price of $2.75 per share expiring March 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own beneficially more than ten percent of the Company's common stock, to file reports of ownership and changes of ownership with the SEC. Based solely on the reports received by the company and on written representations from certain reporting persons, the Company believes that the directors, executive officers and greater than ten percent beneficial owners have complied with all applicable filing requirements, except for the following:

•	Mr. Allen filed a Form 5 for sales of Company common stock made on September 10, 2004 and December 1, 2, 3, and 6 on January 7, 2005,
•	Mr. Casey filed a Form 5 for sales of Company common stock made on September 10, 2004 and December 1, 2, 3, and 6 on January 7, 2005, and
•	Mr. Chase filed a Form 4 for sales of Company common stock made on December 1, 2, 3, 6, 7, 8, 9 and 10 on December 15, 2004.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE ABOVE NOMINEES. A NOMINEE MUST RECEIVE A PLURAILITY OF THE VOTE OF THE HOLDERS OF THE OUTSTANDING SHARES OF COMMON STOCK PRESENT OR REPRESTED BY PROXY AT THE ANNUAL MEETING.

PROPOSAL - 2
APPROVAL OF THE 2005 EMPLOYEE STOCK PURCHASE PLAN

In April 2005, the Board of Directors adopted the 2005 Employee Stock Purchase Plan (the “2005 Employee Stock Purchase Plan”), which allows eligible employees of eLinear or its subsidiaries opportunities to purchase up to a total of 1,500,000 shares of our common stock.

The purposes of the plan are to advance the best interest of our shareholders and to attract, retain and motivate key employees and persons affiliated with us, and provide such persons with additional incentive to further the business, promote the long-term financial success and increase shareholder value by increasing their proprietary interest in our success. The Board of Directors believes the plan will fulfill these purposes and that the availability of equity incentives under the plan will be a significant factor in our ability to attract and retain key management personnel who share primary responsibility for our management and growth.

Under the 2005 Employee Stock Purchase Plan, eligible employees may authorize the Company to deduct amounts from their pay, which amounts are used to enable the employees to exercise options (each an “Option”) to purchase shares of the Company’s common stock. The purpose of the 2005 Employee Stock Purchase Plan is to provide Company employees with opportunities to purchase Company common stock. The 2005 Employee Stock Purchase Plan is an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”).

The shares reserved under the 2005 Employee Stock Purchase Plan have a value of $0.75, per share based on the closing price of the Company’s common stock as reported on the American Stock Exchange on April 27, 2005.

The following is a summary of the principal features of the Plan, and does not purport to be a complete description of the 2005 Employee Stock Purchase Plan. A complete copy of the 2005 Employee Stock Purchase Plan is attached as Exhibit A.

The 2005 Employee Stock Purchase Plan is administered by the individual or committee designated by the Board of Directors. The 2005 Employee Stock Purchase Plan provides that all employees of the Company and certain of its subsidiaries whose customary employment is for more than 20 hours per week are eligible to participate in the 2005 Employee Stock Purchase Plan, provided, however, that persons who are deemed under Section 423(b) of the Code to own five percent (5%) or more of the Company’s voting stock are excluded from participation. The number of employees potentially eligible to participate in the 2005 Employee Stock Purchase Plan is currently approximately 127.

The 2005 Employee Stock Purchase Plan provides for four “offering periods” each year, commencing on each January 1, April 1, July 1 and October 1 and continuing through the end of the calendar quarter. The first offering period will commence July 1, 2005. Eligible employees may elect to become participants in the 2005 Employee Stock Purchase Plan by enrolling prior to each quarterly offering period. Shares are purchased through the accumulation of payroll deductions of not less than one percent (1%) nor more than ten percent (10%) of each participant’s compensation. The maximum number of shares of common stock that can be purchased under the 2005 Employee Stock Purchase Plan during any one calendar year is that number having a fair market value of $25,000 on the first day of the offering period pursuant to which the shares are purchased. The number of shares to be purchased is determined by dividing the participant’s balance in the plan account on the last day of the offering period by the purchase price per share for the stock. The purchase price per share will be 85% of the fair market value of the common stock as of the ending date of the quarterly offering period of shares for the participant’s account.

An option granted under the 2005 Employee Stock Purchase Plan is not transferable by the participant except by will or by the laws of descent and distribution. Employees may cease their participation in the offering at any time during the offering period, and participation automatically ceases on termination of employment.

The number of shares that are reserved for issuance under the 2005 Employee Stock Purchase Plan is subject to adjustment for stock splits and similar events. The proceeds received by the Company from exercise under the 2005 Employee Stock Purchase Plan will be used for the general working capital purposes of the Company. Shares issued under the 2005 Employee Stock Purchase Plan may be from authorized but unissued shares or shares reacquired by the Company and held in its treasury, or any other proper source.

The 2005 Employee Stock Purchase Plan shall remain in full force and effect until suspended or discontinued by the Board of Directors. The Board of Directors may amend or revise the 2005 Employee Stock Purchase Plan at any time and for any purposes permitted by law, and may terminate the 2005 Employee Stock Purchase Plan at any time. Any amendment to the 2005 Employee Stock Purchase Plan that increases the number of shares available under the 2005 Employee Stock Purchase Plan and certain other amendments must be approved by stockholders.

The 2005 Employee Stock Purchase Plan will become effective on June 2, 2005.

    Federal Income Tax Considerations under the 2005 Employee Stock Purchase Plan

The 2005 Employee Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” as defined in Section 423(b) of the Code, which provides that an employee participating in the plan is not required to pay any federal income tax when joining the 2005 Employee Stock Purchase Plan or when purchasing the shares of common stock at the end of an offering. The employee is, however, required to pay federal income tax on the difference, if any, between the price at which he or she sells the shares and the price he or she paid for them.

The following is a summary of the federal income tax consequences resulting from acquiring stock under the 2005 Employee Stock Purchase Plan:

If shares acquired under the 2005 Employee Stock Purchase Plan are sold more than two years after the first day of the purchase period pursuant to which the shares were purchased, no taxable income results if the proceeds of the sale are equal to or less than the price paid for the shares. If the proceeds of the sale are higher than the purchase price, the employee will recognize ordinary income for the year in which the sale occurs equal to the lesser of (a) fifteen percent (15%) of the fair market value of the common stock on the first day of the purchase period pursuant to which the shares were purchased or (b) the excess of the amount actually received for the shares over the amount paid. In addition, the employee may recognize long-term capital gain or loss in an amount equal to the difference between the proceeds of the sale and the employee’s basis in the shares (i.e., the employee’s purchase price plus the amount taxed to the employee as ordinary income). The employee will receive long-term capital gain or loss treatment if he or she has held the shares for at least twelve (12) months. No deduction is allowed to the Company.

If shares acquired under the 2005 Employee Stock Purchase Plan are sold within two (2) years of the first day of the purchase period pursuant to which the shares were purchased, the employee will recognize ordinary income equal to the difference between the fair market value of the shares on the exercise date and the employee’s purchase price. This amount is reportable as ordinary income even if no profit was realized on the sale of shares or the shares were sold at a loss. Long-term or short-term (depending on the holding period for the shares) capital gain or loss will be recognized in an amount equal to the difference between the proceeds of sale and the employee’s basis in the shares. The amount reportable as ordinary income from a sale made within two years of the first day of the purchase period pursuant to which the shares were purchased will generally be allowed as a tax deduction to the Company.

    2005 Employee Stock Purchase Plan Benefits

The benefits or amounts that will be received by or allocated to any individual or group of individuals under the 2005 Employee Stock Purchase Plan are not determinable.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PLAN AND IN ORDER FOR SUCH PLAN TO BE ADOPTED, IT MUST RECEIVE A MAJORITY OF THE VOTES PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING.

PROPOSAL - 3
APPROVAL OF THE 2005 STOCK OPTION PLAN

Background Information

The Board of Directors adopted the Company’s 2005 Stock Option Plan (the “2005 Plan”) in December 2004. The purpose of the 2005 Plan is to promote the interests of the Company and its stockholders and give it a competitive advantage by: (i) attracting and retaining executive personnel and other key employees of outstanding ability; (ii) motivating executive personnel and other key employees, by means of performance—related incentives, to achieve longer-range performance goals; and (iii) enabling such employees to participate in the long-term growth and financial success of the Company by acquiring a proprietary interest in the Company.

The following is a summary of the 2005 Plan which is qualified in its entirety by the plan attached hereto as Exhibit B.

General Administration of the Plan

The 2005 Plan will be administered by the Committee. The Committee will be authorized to grant to key employees of the Company awards in the form of stock options, performance shares, and restricted stock. In addition, the Committee will have the authority to grant other stock-based awards in the form of stock appreciation rights, restricted stock units, and stock unit awards.

Each member of the Committee must be a “non-employee director” within the meaning of Rule 16b-3 promulgated by the Exchange Act an “independent director” as defined by American Stock Exchange rules and an “outside director” within the meaning of the Code. The Committee will select persons to receive grants from among the eligible participants, determine the types of grants and number of shares to be awarded to grantees, and set the terms, conditions, and provisions of the grants consistent with the 2005 Plan. The Committee has authority to amend awards and to accelerate vesting and/or exercisability of awards, provided that it cannot amend an outstanding option to reduce its exercise price or cancel an option and replace it with an option with a lower exercise price.

Eligibility

The Committee will select grantees from among the key employees, officers, directors and consultants of the Company and its subsidiaries. The eligible participants will be those who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company. All awards and the terms of any award to eligible participants who are members of the Committee must also be approved by the Board of Directors.

Shares Subject to the 2005 Plan

Subject to adjustment as described below, a maximum of 4,000,000 shares of Company common stock may be issued under the plan. Any shares of Company common stock subject to awards that are forfeited or withheld in payment of any exercise price or taxes will again be available for grant. Also, if an award terminates without shares of Company common stock being issued, then the shares that were subject to the award will again be available for grant. The shares may be authorized and unissued shares or treasury shares. In the event of a stock split, stock dividend, spin-off, or other relevant change affecting the Company’s common stock, the Committee shall make appropriate adjustments to the number of shares available for grants and to the number of shares and price under outstanding grants made before the event.

Types of Awards Under the 2005 Plan

Stock Options

The Committee may grant awards in the form of options to purchase shares of the Company’s common stock. With regard to each such option, the Committee will determine the number of shares subject to the option, the manner and time of the exercise of the option, and the exercise price per share of stock subject to the option; provided, however, that the exercise price of any “Incentive Stock Option” (as defined in the plan) may not be less than 100% of the fair market value of the shares of Company common stock on the date the option is granted. The exercise price may, at the discretion of the Committee, be paid by a participant in cash, shares of Company common stock or a combination thereof. The period of any option shall be determined by the Committee, but no Incentive Stock Option may be exercised later than 10 years after the date of grant. The aggregate fair market value, determined at the date of grant of the Incentive Stock Option, of Company common stock for which an Incentive Stock Option is exercisable for the first time during any calendar year as to any participant shall not exceed the maximum limitation as provided in Section 422 of the Code. The effect of a grantee’s termination of employment by reason of death, retirement, disability, or otherwise will be specified in the option agreement evidencing the grant of the option.

Stock Appreciation Rights

The 2005 Plan also authorizes the Committee to grant SARs. Upon exercising an SAR, the holder receives for each share with respect to which the SAR is exercised, an amount equal to the difference between the exercise price (which may not be less than the fair market value of such share on the date of grant unless otherwise determined by the Committee) and the fair market value of the Company common stock on the date of exercise. At the Committee’s discretion, payment of such amount may be made in cash, shares of Company common stock, or a combination thereof. Each SAR granted will be evidenced by an agreement specifying the terms and conditions of the award, including the effect of termination of employment (by reason of death, disability, retirement or otherwise) on the exercisability of the SAR. No SAR may have a term of greater than 10 years.

Performance Shares

The 2005 Plan permits the Committee to grant awards of performance shares to eligible employees from time to time. These awards are contingent upon the achievement of certain performance goals established by the Committee. The length of time over which performance will be measured, the performance goals, and the criteria to be used in determining whether and to what degree the goals have been attained will be determined by the Committee. The Committee will also determine the effect of termination of employment of a grantee (by reason of death, retirement, disability or otherwise) during the performance period.

Restricted Stock and Restricted Stock Units

Under the 2005 Plan, the Committee may award restricted shares of the Company’s common stock and restricted stock units to eligible employees from time to time and subject to certain restrictions as determined by the Committee. The nature and extent of restrictions on such shares and units, the duration of such restrictions, and any circumstance which could cause the forfeiture of such shares or units shall be determined by the Committee. The Committee will also determine the effect of the termination of employment of a recipient of restricted stock or restricted stock units (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.

Other Stock Based Awards

In addition, the Committee shall have authority under the 2005 Plan to grant stock unit awards, which can be in the form of common stock or units, the value of which is based, in whole or in part, on the value of the Company’s common stock. Such stock unit awards will be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine. Stock unit awards may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date shares are issued or, if later, the date provided by the Committee at the time of grant of the stock unit award. Stock unit awards may relate in whole or in part to certain performance criteria established by the Committee at the time of grant. The Committee will also determine the effect of termination of employment of a stock unit award recipient (by reason of death, retirement, disability or otherwise) during any applicable vesting period.

Awards to Covered Employees

The 2005 Plan permits the Committee to grant qualified performance-based awards (“Awards”) to the chief executive officer and the four other highest compensated officers of the Company (the “Covered Employees”). These Awards are intended to qualify as performance-based pay under Section 162(m) of the Code to enable the Company to deduct the compensation paid to the Covered Employees attributable to these Awards. In general, Section 162(m) limits the deduction for compensation paid to the Covered Employees to a dollar limitation ($1,000,000), but permits performance-based pay to be deductible without regard to the dollar limitation.

If the Award is a stock option or SAR grant with an exercise price equal to the fair market value of the underlying shares of common stock on the date of grant, the Award qualifies as performance-based pay under Section 162 (m).

If performance shares are granted, then the Committee will establish performance goals based on the attainment of one or more of the following measures with respect to the Company or an affiliate, or a subsidiary, division or department of the Company or an affiliate for whom the Covered Employee performs services: revenue growth; earnings before interest, taxes, depreciation and amortization; earnings before interest and taxes; operating income; pre- or after-tax income; earnings per share from continuing operations; other board or committee approved performance measurements; earnings per share; cash flow; cash flow per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric) ; share price performance; total stockholder return; improvement in or attainment of expense levels; or improvement in or attainment of working capital levels. The preceding goals may be based on attaining specified levels of Company performance under one or more of the measures described above relative to the performance of other companies.

The Committee will establish the relevant goals at a time when the outcome is substantially uncertain, and the Committee will certify whether the goals have been attained. This process of establishing goals and confirming their attainment is intended to comply with Section 162(m) and permit the Award to qualify as deductible performance-based pay.

Change in Control

In order to preserve the rights of participants in the event of a Change in Control (as defined in the 2005 Plan) , the Committee in its discretion may, at the time a grant is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of an award, (ii) provide for the purchase of the award upon the participant’s request for an amount of cash or other property that could have been received upon the exercise or realization of the award had the award been currently exercisable or payable, (iii) adjust the terms of the award in a manner determined by the Committee to reflect the Change in Control, (iv) cause the award to be assumed, or new rights substituted therefore, by another entity, or (v) make such other provisions as the Committee may consider equitable and in the best interests of the Company.

Amendment and Termination of the 2005 Plan

The Board of Directors may amend, alter, suspend, discontinue or terminate the 2005 Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval which (a) is required to be approved by stockholders to comply with applicable laws or rules, (b) increase the number of shares of Company common stock reserved for issuance under the Plan or (c) would cause the Company to be unable to grant Incentive Stock Options.

Federal Income Tax Consequences

Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to awards made under the Plan.

Exercise of Incentive Stock Option and Subsequent Sale of Shares

A participant who is granted an Incentive Stock Option does not realize taxable income at the time of the grant or at the time of exercise. If the participant makes no disposition of shares acquired pursuant to the exercise of an Incentive Stock Option before the later of two years from the date of grant or one year from such date of exercise (“statutory holding period”) any gain (or loss) realized on such disposition will be recognized as a long-term capital gain (or loss). Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of the shares during the statutory holding period, that will be considered a disqualifying disposition. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income a participant shall recognize in the year of a disqualifying disposition will be the lesser of (i) the excess of the amount realized over the exercise price, or (ii) the excess of the fair market value of the shares at the time of the exercise over the exercise price; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is not considered wages and the Company is not required to withhold, or pay employment taxes, on such ordinary income. Finally, in addition to the ordinary income described above, the participant shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the shares at the time of the exercise, and shall be long-term or short-term capital gain depending on the participant’s post-exercise holding period for such shares.

Special tax rules apply when all or a portion of the exercise price of an Incentive Stock Option is paid by delivery of already owned shares, but generally it does not materially change the tax consequences described above. However, the exercise of an Incentive Stock Option with shares which are, or have been, subject to an Incentive Stock Option, before such shares have satisfied the statutory holding period, generally will result in the disqualifying disposition of the shares surrendered.

Notwithstanding the favorable tax treatment of Incentive Stock Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Stock Option is generally treated in the same manner as a nonqualified stock option. Accordingly, a participant must generally include as alternative minimum taxable income for the year in which an Incentive Stock Option is exercised, the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares. However, to the extent a participant disposes of such shares in the same calendar year as the exercise, only an amount equal to the optionee’s ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee’s calculation of alternative minimum taxable income in such calendar year.

Exercise of Nonqualified Stock Option and Subsequent Sale of Shares

A participant who is granted a nonqualified stock option does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

Upon the subsequent disposition of shares acquired through the exercise of a nonqualified stock option, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s post-exercise holding period for such shares.

Lapse of Restrictions on Restricted Stock and Subsequent Sale of Shares

A participant who has been granted an award of restricted stock or restricted stock units does not realize taxable income at the time of the grant. When the restrictions lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income. Upon the subsequent disposition of the formerly restricted shares, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s holding period for such shares after their restrictions lapse.

Under Section 83(b) of the Code, a participant who receives an award of restricted stock may elect to recognize ordinary income for the taxable year in which the restricted stock was received equal to the excess of the fair market value of the restricted stock on the date of the grant, determined without regard to the restrictions, over the amount (if any) paid for the restricted stock. Any gain (or loss) recognized upon a subsequent disposition of the shares will be capital gain (or loss) and will be long term or short term depending on the post-grant holding period of such shares. If, after making the election, a participant forfeits any shares of restricted stock, or sells restricted stock at a price below its fair market value on the date of grant, such participant is only entitled to a tax deduction with respect to the consideration (if any) paid for the restricted stock, not the amount elected to be included as income at the time of grant.

SARs, Performance Shares and Stock Unit Awards

A participant who is granted a SAR does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise of the SAR in an amount equal to the excess of the fair market value of the shares (on the date of exercise) with respect to which the SAR is exercised, over the grant price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such participant.

A participant who has been awarded a performance share or a stock unit award does not realize taxable income at the time of the grant, but does recognize ordinary income at the time the award is paid equal to the amount of cash (if any) paid and the fair market value of shares (if any) delivered; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such participant.

The ordinary income recognized by a participant in connection with a SAR, performance share, or a stock unit award is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

To the extent, if any, that shares are delivered to a participant in satisfaction of either the exercise of a SAR, or the payment of a performance share or stock unit award, upon the subsequent disposition of such shares any gain (or loss) realized will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s post- delivery holding period for such shares.

Plan Benefits

Grants and awards under the 2005 Plan, which may be made to Company executive officers, directors and other employees, are not presently determinable.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PLAN AND IN ORDER FOR SUCH PLAN TO BE ADOPTED, IT MUST RECEIVE A MAJORITY OF THE VOTES PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING.

PROPOSAL - 4
APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

In October 2004, the audit committee recommended, and the Board of Directors approved, the termination of Malone & Bailey PLLC and retention of the services of Lopez, Blevins, Bork & Associates, LLP (“LBB”) as independent public accountants to audit our consolidated financial statements for the year ended December 31, 2004.

Malone & Bailey's audit report on eLinear's consolidated financial statements as of December 31, 2003, and for the year then ended did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principles. The Company filed a Report on Form 8-K on October 14, 2004, reflecting that it replaced Malone & Bailey, as its independent auditor with Lopez, Blevins, Bork & Associates, LLP ("LBB"). Members of LBB, prior to the formation of LBB, performed all the audit-related work while employed with Malone & Bailey, in connection with conducting eLinear’s audit for the fiscal year ended December 31, 2003. LBB reaudited eLinear’s fiscal year ended December 31, 2003. There were no other changes to the Amended Form 10-KSB for the year ended December 31, 2003, previously filed on September 8, 2004.

During the fiscal year ended December 31, 2003, and in the subsequent interim periods through the date of dismissal, there were no disagreements with Malone & Bailey on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey would have caused Malone & Bailey to make reference to the matter in their report.

In September 2003, the Board of Directors of the Company received and accepted the resignation of Gerald R. Hendricks & Company, P.C. as the Company’s independent public accountants. The Company retained the services of Malone & Bailey, as independent public accountants to audit the Company’s consolidated financial statements for the year ending December 31, 2003.

Audit Fees

The aggregate fees billed by LBB for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2004, and for the reviews of the financial statements included in our quarterly reports on Form 10-QSB for that fiscal year were $35,200.

The aggregate fees billed by Malone & Bailey for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2004, were $7,900. The aggregate fees billed by Malone & Bailey for professional services rendered for the audit of the Company’s annual financial statements for this fiscal year ended December 31, 2003, and for reviews of the financial statements included in our quarterly reports on Form 10-QSB for that fiscal year were $23,400. In addition to these fees, Malone & Bailey billed $15,580 for professional services rendered in the review of two Form SB-2’s filed by the Company with the SEC during fiscal 2004.

The aggregate fees billed by Gerald R. Hendricks & Company, P.C. (“Hendricks”) for professional services rendered for the review of the Company’s Form S-8 and two Form SB-2’s filed by the Company with the SEC during fiscal 2004 were $11,250.

All Other Fees

Other than the services described above under “Audit Fees,” for the fiscal year ended December 31, 2004 and 2003, neither Malone & Bailey nor LBB received any other fees.

Audit Committee Pre-Approval Policies and Procedures

The 2004 and 2003 audit services provided by Malone & Bailey and LBB were approved by the Audit Committee. The Audit Committee implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approved both the type of services to be provided by the Company’s independent accountants and the estimated fees related to these services. During the approval process, the Audit Committee considered the impact of the types of services and related fees on the independence of the auditor. These services and fees were deemed compatible with the maintenance of the auditor’s independence, including compliance with the SEC rules and regulations.

Throughout the year, the Audit Committee reviews revisions to the estimates of audit and non-audit fees initially approved.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF LBB AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005. THE RATIFICATION REQUIRES A MAJORITY VOTE OF THE SHARES REFPRESENTED BY PERSON OR BY PROXY AT THE ANNUAL MEETING.

Audit Committee Report

    In accordance with its written charter adopted by the Board of Directors the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the company. The Audit Committee recommends to the Board of Directors, subject to shareholder approval, the selection of the Company’s independent accountants. The Audit Committee for the fiscal year ended December 31, 2004 was comprised of Messrs. Ivins, Chase and Cravey, each of whom is an independent director as defined by the American Stock Exchange listing standards.

Management is responsible for the Company’s internal controls. LBB was responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has general oversight responsibility with respect to financial reporting, and reviews the results and scope of the audit and other services provided by LBB.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and LBB, nor can the Audit Committee certify that LBB is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee members in business, financial and accounting matters.

In this context, the Audit Committee has met and held discussions with management and LBB. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and LBB. The Audit Committee discussed with LBB matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

LBB also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed with LBB their independence.

Based upon the Audit Committee’s discussion with management and LBB, and the Audit Committee’s review of the representations of management and the report of LBB to the Audit Committee, the Audit Committee recommended that the Board of Directors include the Company’s audited consolidated financial statements in the eLinear, Inc. Annual Report on Form 10-KSB for the year ended December 31, 2004, filed with the Securities and Exchange Commission.

Additionally, the audit committee recommended to the Board of Directors, and the Board of Directors accepted such recommendation, that the Company retain the services of Lopez, Blevins, Bork & Associates, LLP to serve as our independent auditors for the fiscal year ending December 31, 2005.

Submitted by the Audit Committee of the Board of Directors of eLinear, Inc.:

/s/ Carl A. Chase, Chairman of the Audit Committee

Report of the Compensation Committee

Overview

The Compensation Committee of the Board of Directors supervises our executive compensation. We seek to provide executive compensation that will support the achievement of our financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Compensation Committee reviews executive compensation surveys and other available information.

We seek to provide an overall level of compensation to our executives that is competitive within our industry and with other companies of comparable size and complexity. Compensation in any particular case may vary from any industry average on the basis of annual and long-term performance as well as individual performance. The Compensation Committee will exercise its discretion to set compensation where in its judgment external, internal or individual circumstances warrant it. In general, we compensate our executive officers through a combination of base salary, annual incentive compensation in the form of cash bonuses and long-term incentive compensation in the form of stock options.

Base salary levels for our executive officers are set generally to be competitive in relation to the salary levels of executive officers in other companies within our industry or other companies of comparable size, taking into consideration the position's complexity, responsibility and need for special expertise. In reviewing salaries in individual cases the Compensation Committee also takes into account individual experience and performance.

We provide long-term incentive compensation through our stock option plan. The number of shares covered by any grant is generally determined by the then current stock price, subject in certain circumstances, to vesting requirements. In special cases, however, grants may be made to reflect increased responsibilities or reward extraordinary performance.

Chief Executive Officer Compensation

Mr. Casey served as chief executive officer from May 2003 through December 21, 2004 and Mr. Lewis has served as chief executive officer since December 21, 2004. Mr. Casey’s salary was $96,000 during the fiscal year ended December 31, 2004. Mr. Casey was paid additional compensation and bonus aggregate of approximately $31,000 during 2004.

The overall goal of the Compensation Committee is to insure that compensation policies are established that are consistent with our strategic business objectives and that provide incentives for the attainment of those objectives. This is affected in the context of a compensation program that includes base pay, annual incentive compensation and stock ownership.

Submitted by the Compensation Committee of eLinear, Inc.:

        /s/ J. Leonard Ivins, Chairman of the Compensation Committee

EXECUTIVE OFFICER COMPENSATION AND RELATED ITEMS

Our executive officers are as follows:

Name	Age	Position
Michael Lewis	43	Chief Executive Officer and President
Tommy Allen	41	Secretary
Ramzi M. Nassar	33	Chief Strategy Officer
JoAnn Agee	46	Principal Accounting Officer, Controller and Assistant Secretary

The following biographical information is for Mr. Nassar and Ms. Agee (please see Proposal 1 for biographical information for Messrs. Lewis and Allen).

Ramzi M. Nassar has served as the Company's chief strategy officer since January 2004. From June 2003 until joining eLinear, Mr. Nassar worked with De Bellas & Co., where he was involved in the firm's merger and acquisition projects and valuation engagements. From July 2002 until October 2003, Mr. Nassar worked at CIBC World Markets and from July 1999 until May 2001, Mr. Nassar worked at Morgan Stanley, each in their M&A groups. From 1993 until 1997, Mr. Nassar worked in various capacities with Computer Sciences Corporation in the consulting and systems integration division. Mr. Nassar is a graduate of Rice University with a double major in Economics and Managerial Studies earned an MBA from the MIT Sloan School of Management.

JoAnn Agee has served as the Company's controller since August 2004 and principal accounting officer since January 2005. Prior to joining the Company, Ms. Agee was assistant controller for ComputerTech, Inc., a Houston-based integrator, from March 2000 to July 2004. From February 1995 until January 2000, Ms. Agee was general accounting manager for Containment Solutions, Inc., a Conroe, Texas based company which manufactures fiberglass underground storage tanks and steel above ground storage tanks.

Code of Ethics for the CEO, CFO and Senior Financial Officers

In 2005, in accordance with SEC Rules, the Audit Committee and the Board adopted the CEO, CFO and Senior Financial Officers Code of Ethical Conduct. The Board believes that these individuals must set an exemplary standard of conduct, particularly in the areas of accounting, internal accounting control, auditing and finance. This code sets forth ethical standards the designated officers must adhere to and other aspects of accounting, auditing and financial compliance. The full text of the Code of Ethics for the CEO, CFO and Senior Financial Officers has been posted to the Company’s website, and can be found under the Corporate Governance link.

Compensation of Executive Officers

The following table provides information about the compensation received by the Company’s named executive officers. None of the Company’s other employees received greater than $100,000 in salary and bonus during these periods.

Summary Compensation Table

				Long Term Compensation
		Annual Compensation		Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options / SARs (#)
Kevan M. Casey, Prior Chief Executive Officer	2004	96,000	30,807 (2)	--
	2003	70,154 (1)	24,000 (3)	100,000

Michael Lewis, Chief Executive Officer	2004	54,646 (4)	46,500 (5)	450,000
	2003	--	--	--
Tommy Allen, Vice President & Secretary	2004	96,000	33,000 (7)	--
	2003	70,154 (6)	24,000 (8)	100,000

Ramzi Nassar, Chief Strategy Officer	2004	84,923 (9)	51,000 (10)	460,000
	2003	--	--	--

(1)	Mr. Casey joined eLinear in April 2003 and served as CEO from May 2003 until December 2004. This amount includes all compensation paid to Mr. Casey since April 2003.
(2)	Includes $9,807 for a $1,000 per month auto and home office allowance.

(3)	Includes $9,000 for a $1,000 per month auto and home office allowance.
(4)	Mr. Lewis joined eLinear in May 2004 and became CEO in December 2004. This amount includes all compensation paid to Mr. Lewis since May 2004.

(5)	Includes $6,000 for a $1,000 per month auto and home office allowance and $18,000 for a relocation allowance.
(6)	Mr. Allen joined eLinear in April 2003. This amount includes all compensation paid to Mr. Allen since April 2003.

(7)	Includes $12,000 for a $1,000 per month auto and home office allowance.
(8)	Includes $9,000 for a $1,000 per month auto and home office allowance.

(9)	Mr. Nassar joined eLinear in January 2004. This amount includes all compensation paid to Mr. Nassar since January 2004.
(10)	Includes $11,000 for a $1,000 per month auto and home office allowance.

The following table sets forth information concerning individual grants of stock options made during the last fiscal year to the Company’s named executive officers. No stock appreciation rights were issued during the fiscal year.

Option Grants in Last Fiscal Year
(Individual Grants)

Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date
Michael Lewis (1)	450,000	16%	$2.00	May 2009
Ramzi Nassar	460,000	17%	$2.00	January 2009
______
(1) Does not include options to purchase 450,000 shares of the Company’s common stock at exercise prices of $1.19 per share for 300,000 incentive stock options and $0.10 per share for 150,000 non-qualified stock options, which grant is subject to the approval of the 2005 Stock Option Plan by shareholders.

Aggregated Option Exercise In Last Fiscal Year
And FY-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Securities Underlying Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End ($) (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Kevan Casey	--	--	100,000	--	$70,000	--
Michael Lewis	--	--	--	450,000	--	--
Tommy Allen	--	--	100,000	--	$70,000	--
Ramzi Nassar	--	--	--	460,000	--	--
______
(1)	The closing price of the Company’s common stock as of the end of its fiscal year ended December 31, 2004 was $1.20 per share.

Employment Agreements and Change in Control Agreements

The Company has an employment agreement with Mr. Allen. Under the terms of the agreement, he is to receive as compensation a monthly salary of $8,000, a quarterly retention bonus of $3,000, and additional monthly compensation to cover auto expenses and the cost of a home office totaling $1,000 per month. The amount of the quarterly retention bonus was subsequently raised to $5,000. The agreement is terminable with fourteen (14) days written notice with no additional compensation due upon termination.

Prior to Mr. Casey's resignation as chief executive officer effective December 21, 2004, Mr. Casey had an employment agreement identical to Mr. Allen's. The Company entered into a consulting agreement with Mr. Casey effective January 1, 2005, pursuant to which he receives a monthly fee of $5,000 and a payment of $6,000 at the beginning of each quarter for his service as director of business development. Additionally, Mr. Casey receives $1,000 per month as payment for a car allowance, healthcare costs, reimbursement of actual business related expenses and an office equipped with a computer, fax machine and telephone. He will also receive as compensation a cash bonus of one percent of all amounts funded to the Company up to $2 million and two percent of all amounts in excess of $2 million. Mr. Casey received approximately $40,000 at the closing of the $12 million financing and is entitled to additional amounts as cash is made available to the Company from the restricted accounts. Mr. Casey’s agreement began on December 22, 2004 and terminates on December 31, 2006, unless terminated sooner in accordance with the agreement.

Upon his acceptance as chief executive, the Company entered into a one-year agreement with Mr. Lewis. Under the terms of the agreement, Mr. Lewis receives an annual base salary of $128,000 for the initial one-year period and in the event the Company extends the agreement for fiscal 2006, Mr. Lewis will receive an annual base salary of $176,000. In addition, Mr. Lewis received a signing bonus of $24,000 payable in six monthly installments of $4,000 each commencing on January 31, 2005, and the ability to earn additional bonuses based upon specific measurement targets. Mr. Lewis also received an option to purchase 450,000 shares of Company common stock in May 2004 at an exercise price of $2.00 per share. Additionally, Mr. Lewis received a five-year employee stock option to purchase 300,000 shares of Company common stock at an exercise price of $1.19 per share and a four-year non-qualified stock option to purchase 150,000 shares of Company common stock at an exercise price of $0.10 per share, which options are subject to the authorization and approval of the shareholders of the Company of the 2005 Stock Option Plan. The employee shares vest over a five-year period, provided that no vesting can occur unless Mr. Lewis is employed on the respective vesting date. However, if the Company terminates Mr. Lewis during the term for any reason other than for cause, the employee options due Mr. Lewis will be prorated in relation to the date of Mr. Lewis’ employment termination and the prorated amount will vest immediately. If the Company undergoes a change of control, all of Mr. Lewis’ options will vest immediately. If the Company terminates Mr. Lewis for any reason other than cause, the Company has agreed to pay Mr. Lewis $32,000 if terminated prior to June 30, 2005, and $64,000 if terminated between July 1 and December 31, 2005.

In January 2004, the Company entered into a two-year agreement with Mr. Nassar. Under the terms of the agreement, Mr. Nassar receives monthly compensation of $8,000, a quarterly bonus of $5,000, a home office and car allowance of $1,000 per month, and a to be determined annual performance bonus. Mr. Nassar also received a five-year employee option to purchase 460,000 shares of Company common stock at an exercise price of $2.00 per share. The vesting schedule for the shares is 25% upon the one-year anniversary of the agreement and 25% each subsequent year thereafter, provided that no vesting can occur unless Mr. Nassar is employed on the respective vesting date. However, if the Company terminates Mr. Nassar during the two-year term for any reason other than for cause, the options due Mr. Nassar will be prorated in relation to the date of Mr. Nassar’s employment termination and the prorated amount will vest immediately. If the Company undergoes a change of control, all of Mr. Nassar’s options will vest immediately. If the Company terminates Mr. Nassar for any reason other than cause, the Company has agreed to pay Mr. Nassar the lesser of six months salary or the salary due Mr. Nassar through the end of the two-year term.

Certain Transactions

At December 31, 2003, notes payable and accrued liabilities due to two of the Company’s officers totaled $252,039. The two notes earned interest at 7% per annum, were due July 1, 2004 and had a principal balances due of $81,303 and $134,400, respectively. Additionally, there was accrued liabilities totaling $36,336 of which $31,336 was accrued interest on these notes. These notes and accrued liabilities were retired during the first quarter of fiscal 2004.

On February 18, 2005, the Company borrowed $135,000 from Tommy Allen, vice chairman of the Company. This loan was repaid on March 8, 2005.

SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

As of April 22, 2005, 22,638,212 shares of common stock were outstanding. The following table sets forth, as of such date, information with respect to shares beneficially owned by

▪	each person who is known by the Company to be the beneficial owner of more than 5% of its outstanding shares of common stock;
▪	each of the Company’s directors;

▪	each of the Company’s named executive officers; and
▪	all of the Company’s directors and executive officers as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act. Under this rule, shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option) within 60 days of the date of this table. In computing the percentage ownership of any person, the amount of shares includes the amount of shares beneficially owned by the person by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person does not necessarily reflect the person’s actual voting power.

To the Company’s knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the business address of the individuals listed is 2901 West Sam Houston Parkway North, Suite E-300, Houston, Texas 77043.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Outstanding Shares
Tabitha Casey	6,411,289	(1)	28.7%
Kevan M. Casey	6,411,289	(2)	28.7%
Michael Lewis	10,000	(3)	*
Nancy Allen	6,411,290	(4)	28.7%
Tommy Allen	6,411,290	(5)	28.7%
Ramzi M. Nassar	142,500	(6)	*
J. Leonard Ivins	565,800	(7)	2.5%
Carl A. Chase	134,445	(8)	*
Ryan Cravey	16,667	(9)	*
All Executive Officers and Directors as a group (8 persons)	13,691,991	(10)	58.9%

______________________

    * Less than one percent (1%)

(1)
Includes options held by Ms. Casey’s husband, Kevan Casey, to purchase 100,000 shares of common stock at an exercise price of $0.50 per share expiring April 16, 2007 and 129,619 shares owned by Ms. Casey’s husband, the record holder.

(2)	Includes options to purchase 100,000 shares of common stock at an exercise price of $0.50 per share expiring April 16, 2007. Includes 6,181,670 shares owned by Mr. Casey’s wife, the record holder.

(3)
Excludes (i) an option to purchase 450,000 stock options issued in May 2004 which will vest 25% on May 25, 2005 and (ii) an additional 450,000 stock options which won’t be issued until shareholder approval of the 2005 Stock Option Plan.

(4)
Includes options held by Ms. Allen’s husband, Tommy Allen, to purchase 100,000 shares of common stock at an exercise price of $0.50 per share expiring April 16, 2007 and 129,619 shares owned by Ms. Allen’s husband, the record holder

(5)	Includes options to purchase 100,000 shares of common stock at an exercise price of $0.50 per share expiring April 16, 2007. Includes 6,181,671 shares owned by Mr. Allen’s wife, the record holder.
(6)	Includes options to purchase 115,000 shares of common stock at an exercise price of $2.00 per share expiring January 14, 2009.

(7)
Includes options to purchase 565,000 shares of common stock at exercise prices ranging from $0.50 to $3.00 per share expiring from November 28, 2005 to December 29, 2010. Mr. Ivins’ business address is 2036 Brentwood Drive, Houston, Texas 77019.

(8)	Includes options to purchase 134,400 shares of common stock at an exercise price of $0.50 per share expiring April 16, 2007. Mr. Chase’s business address is 1117 Herkimer Street, Houston, Texas 77008.

(9)
Includes options to purchase 16,667 shares of common stock at an exercise price of $2.75 per share expiring March 5, 2008. Mr. Cravey’s business address is 9542 Bending Willow Ln., Houston, Texas 77064.

(10)	Includes options to purchase 1,031,112 shares of common stock.

OTHER MATTERS

The Board knows of no other business to come before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy or their substitutes will vote in their discretion on those matters.

                                                FOR THE BOARD OF DIRECTORS OF eLINEAR, INC.

                                                //s// Tommy Allen

                                                Tommy Allen, Secretary

EXHIBIT A

ELINEAR, INC.
2005 Employee Stock Purchase Plan

1. Purpose The purpose of the eLinear, Inc. 2005 Employee Stock Purchase Plan (the “Plan”) is to provide eligible employees of eLinear Inc. (the “Company”) or a Designated Subsidiary (as defined in Section 11) with opportunities to purchase shares of the Company’s common stock, par value $0.02 per share (the “Common Stock”). 1,500,000 shares of Common Stock in the aggregate have been approved and reserved for this purpose. The Plan is intended to constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and shall be interpreted in accordance with that intent.

2. Administration  The Plan will be administered by the person or persons (the “Administrator”) appointed by the Company’s Board of Directors (the “Board”) for such purpose. The Administrator has the authority to make rules and regulations for the administration of the Plan, in its sole discretion, and its interpretations and decisions with regard thereto shall be final and conclusive. No member of the Board or individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

3. Offering. The Company will make one or more offerings to Eligible Employees (as defined below) to purchase Common Stock under the Plan (“Offerings”). Unless otherwise determined by the Administrator, the initial Offering will begin on the Effective Date and will end on the following September 30 (the “Initial Offering”). Thereafter, unless otherwise determined by the Administrator, an Offering will begin on the first business day occurring on or after the first day of each calendar quarter (October 1, January 1, April 1, July 1) and will end on the last business day occurring on or before the end of each calendar quarter (December 31, March 31, June 30, September 30, respectively). The Administrator may, in its discretion, designate a different period for any Offering, provided that no Offering shall exceed 12 months in duration or overlap any other Offering.

4. Eligibility  Each individual classified as an employee (within the meaning of Section 3401(c) of the Code and the regulations thereunder) by the Company or a Designated Subsidiary on the Company’s or the Designated Subsidiary’s payroll records during the relevant participation period (each an “Eligible Employee”) is eligible to participate in any one or more of the Offerings under the Plan, provided that as of the first day of the applicable Offering (the “Offering Date”) he or she is customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week.

5. Participation.

(a) Participants in Subsequent Offering. Any Eligible Employee who is not a Participant may elect to become a Participant by submitting an enrollment form to the designated representative of the Company’s human resources department at least one (1) week before the Offering Date (or such other deadline as shall be established by the Administrator for the Offering). The form will (i) state a whole percentage at a minimum of one percent (1%) and a maximum of ten percent (10%) to be deducted from his Compensation (as defined in Section 11) per pay period, (ii) authorize the purchase of Common Stock for him in each Offering in accordance with the terms of the Plan and (iii) specify the exact name or names in which shares of Common Stock purchased for him are to be issued pursuant to Section 10. The Company will maintain book accounts showing the amount of payroll deductions made by each Participant for each Offering. No interest will accrue or be paid on payroll deductions. An employee who does not enroll in accordance with these procedures will be deemed to have waived his right to participate.

(b) Except as provided elsewhere in the Plan, a Participant’s election to participate in the Plan and payroll deduction election shall continue in effect until the Participant withdraws from the Plan or terminates employment.

(c) All Participants shall have the same rights and privileges under the Plan, except for differences that may be mandated by local law and that are consistent with Code Section 423(b)(5).

(d) In accordance with Section 423(b)(8) of the Code, the Committee may reduce a Participant’s payroll deductions, but not below zero percent (0%), at any time during an Offering.

6. Deduction Change. Except as may be determined by the Administrator in advance of an Offering, a Participant may not increase or decrease his payroll deduction during any Offering, but may increase or decrease his payroll deduction with respect to the next Offering (subject to the limitations of Section 5) by filing a new enrollment form at least one (1) week before the next Offering Date (or by such other deadline as shall be established by the Administrator for the Offering). The Administrator may, in advance of any Offering, establish rules permitting an employee to increase, decrease or terminate his payroll deduction during an Offering.

7. Withdrawal. A Participant may withdraw from participation in the Plan by delivering a written notice of withdrawal to the designated representative of the Company’s human resources departments. The Participant’s withdrawal will be effective as of the next business day. Following a Participant’s withdrawal, the Company will promptly refund to him his entire account balance under the Plan (after payment for any Common Stock purchased before the effective date of withdrawal). Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Offering, but may enroll in a subsequent Offering in accordance with Section 5.

8. Grant of Option. On each Offering Date, the Company will grant to each Participant an option (“Option”) to purchase on the last day of such Offering (the “Exercise Date”), at the Option Price hereinafter provided for, (a) a number of shares of Common Stock determined by the Administrator in advance of an Offering by dividing such employee’s accumulated payroll deductions on such Exercise Date by the Applicable Percentage (as defined in Section 11) of the Fair Market Value of the Common Stock on the Exercise Date, or (b) such other lesser maximum number of shares as shall have been established by the Administrator in advance of the Offering; provided, however, that such Option shall be subject to the limitations set forth below. Each employee’s Option shall be exercisable only to the extent of such employee’s accumulated payroll deductions on the Exercise Date. The purchase price for each share purchased under each Option (the “Option Price”) will be the Applicable Percentage of the Fair Market Value of the Common Stock on the Exercise Date.

Notwithstanding the foregoing, no employee may be granted an option hereunder if such employee, immediately after the option was granted, would be treated as owning stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (as defined in Section 11). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee. In addition, no employee may be granted an Option which permits his rights to purchase stock under the Plan, and any other employee stock purchase plan of the Company and its Parents and Subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined on the option grant date or dates) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Options into account in the order in which they were granted.

9. Exercise of Option and Purchase of Shares. Each employee who continues to be a Participant in the Plan on the Exercise Date shall be deemed to have exercised his Option on such date and shall acquire from the Company such number of whole shares of Common Stock reserved for the purpose of the Plan as his accumulated payroll deductions on such date will purchase at the Option Price, subject to any other limitations contained in the Plan. Any amount remaining in a Participant’s account at the end of an Offering solely by reason of the inability to purchase a fractional share will be carried forward to the next Offering; any other balance remaining in a Participant’s account at the end of an Offering will be refunded to the employee promptly.
10. Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or in the name of a broker authorized by the employee to be his, or their, nominee for such purpose.

11. Definitions.

(a) The term “Applicable Percentage” means 85% (or such higher percentage as may be determined by the Administrator in advance of an Offering).

(b) The term “Compensation” means the amount of base pay prior to salary reduction pursuant to Sections 125, 132(f) or 401(k) of the Code, but excluding overtime, commissions, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gains on the exercise of Company stock options, and similar items.

(c) The term “Designated Subsidiary” means any present or future Subsidiary (as defined below) that has been designated by the Board to participate in the Plan. The Board may so designate any Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by stockholders.

(d) The term “Effective Date” means June 2, 2005.

(e) The term “Fair Market Value of the Common Stock” on any given date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the NASDAQ; or (c) if the Stock is not listed on the NASDAQ, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Committee equal to (x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith.

(f) The term “Parent” means a “parent corporation” with respect to the Company, as defined in Section 424(e) of the Code.

(g) The term “Participant” means an Eligible Employee who has complied with the provisions of Section 5.

(h) The term “Subsidiary” means a “subsidiary corporation” with respect to the Company, as defined in Section 424(f) of the Code.

12. Rights on Termination of Employment. If a Participant’s employment terminates for any reason before the Exercise Date for any Offering, no payroll deduction will be taken from any pay due and owing to the employee and the balance in his account will be paid to him or, in the case of his death, to his designated beneficiary as if he had withdrawn from the Plan under Section 7. An employee will be deemed to have terminated employment, for this purpose, if the corporation that employs him, having been a Designated Subsidiary, ceases to be a Designated Subsidiary or ceases to be a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Subsidiary. An employee will not be deemed to have terminated employment, for this purpose, if the employee is on an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to reemployment is guaranteed either by a statute or by contract (including under the policy pursuant to which the leave of absence was granted) or if the Administrator otherwise provides in writing.

13. Special Rules. Notwithstanding anything herein to the contrary, the Administrator may adopt special rules applicable to the employees of a particular Designated Subsidiary, whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Subsidiary has employees; provided that such rules are consistent with the requirements of Section 423(b) of the Code. Such special rules may include (by way of example, but not by way of limitation) the establishment of a method for employees of a given Designated Subsidiary to fund the purchase of shares other than by payroll deduction, if the payroll deduction method is prohibited by local law or is otherwise impracticable. Any special rules established pursuant to this Section 13 shall, to the extent possible, result in the employees subject to such rules having substantially the same rights as other Participants in the Plan.

14. Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a holder of the shares of Common Stock covered by an Option under the Plan until such shares have been purchased by and issued to him.

15. Rights Not Transferable. Rights under the Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee’s lifetime only by the employee.

16. Application of Funds. All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose.

17. Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for the Plan, and the share limitation set forth in Section 8, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Administrator. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Administrator to give proper effect to such event.

18. Amendment of the Plan. The Board may at any time, and from time to time, amend the Plan in any respect, except that without the approval, within 12 months of such Board action, by the stockholders, no amendment shall be made increasing the number of shares approved for the Plan or making any other change that would require stockholder approval in order for the Plan, as amended, to qualify as an “employee stock purchase plan” under Section 423(b) of the Code.

19. Insufficient Shares If the total number of shares of Common Stock that would otherwise be purchased on any Exercise Date plus the number of shares purchased under previous Offerings under the Plan exceeds the maximum number of shares issuable under the Plan, the shares then available shall be apportioned among Participants in proportion to the amount of payroll deductions accumulated on behalf of each Participant that would otherwise be used to purchase Common Stock on such Exercise Date.

20. Termination of the Plan. The Plan may be terminated at any time by the Board. Upon termination of the Plan, all amounts in the accounts of Participants shall be promptly refunded.

21. Governmental Regulations. The Company’s obligation to sell and deliver Common Stock under the Plan is subject to obtaining all governmental approvals required in connection with the authorization, issuance, or sale of such stock.

The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

22. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

23. Tax Withholding. Participation in the Plan is subject to any minimum required tax withholding on income of the Participant in connection with the Plan. Each employee agrees, by entering the Plan, that the Company and its Subsidiaries shall have the right to deduct any such taxes from any payment of any kind otherwise due to the employee, including shares issuable under the Plan.

24. Notification Upon Sale of Shares. Each employee agrees, by entering the Plan, to give the Company prompt notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

25. Effective Date and Approval of Shareholders. The Plan was adopted by the Board of Directors in April 2005 and shall take effect on the Effective Date, subject to approval, in accordance with applicable state law, by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present.

EXHIBIT B

eLinear, Inc.
2005 Stock Option Plan
ARTICLE I - PLAN

1.1 Purpose. This Plan is a plan for key employees, officers, directors, and consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

1.2  Rule 16b-3 Plan. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Board of Directors may amend the Plan from time to time, as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

1.3  Effective Date of Plan. The Plan shall be effective June 2, 2005 (the “Effective Date”), provided that the Plan shall have been approved by at least a majority vote of stockholders voting in person or by proxy at a duly held stockholders’ meeting within one year of such date. No Incentive Option, Nonqualified Option, Stock Appreciation Right, or Restricted Stock Award shall be granted pursuant to the Plan ten years after the Effective Date.

ARTICLE II - DEFINITIONS

The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

2.1  “Affiliate” means any subsidiary corporation. The term “subsidiary corporation” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.2  “Award” means each of the following granted under this Plan: Incentive Option, Nonqualified Option, Stock Appreciation Right, or Restricted Stock Award.

2.3  “Board of Directors” means the board of directors of the Company.

2.4  “Code” means the Internal Revenue Code of 1986, as amended.

2.5  “Committee” means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors or the entire Board of Directors. It is intended that the Committee shall be comprised solely of at least two members who are both Non-Employee Directors and Outside Directors; provided, however, that until such time as two such Directors are available to serve in such roles, the failure to meet this requirement shall not affect the validity of any grants under this Plan.

2.6  “Company” means eLinear, Inc., a Delaware corporation.

2.7  “Consultant” means any person, including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

2.8  “Non-Employee Director” means that term as defined in Rule 16b-3 under the 1934 Act.

2.9  “Eligible Persons” shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) Employees and all other key personnel, including officers and directors, of the Company or Affiliate, or (ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee.

2.10  “Employee” means a person employed by the Company or any Affiliate to whom an Award is granted.

2.11  “Fair Market Value” of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the NASDAQ; or (c) if the Stock is not listed on the NASDAQ, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Committee equal to (x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith.

2.12  “Incentive Option” means an option to purchase Stock granted under this Plan which is designated as an “Incentive Option” and satisfies the requirements of Section 422 of the Code.

2.13  “Nonqualified Option” means an option to purchase Stock granted under this Plan other than an Incentive Option.

2.14  “Option” means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

2.15  “Option Agreement” means the written agreement by and between the Company and an Eligible Person, which sets out the terms of an Option.

2.16  “Outside Director” shall mean a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

2.17  “Plan” means the eLinear, Inc. 2005 Stock Option Plan, as set out in this document and as it may be amended from time to time.

2.18  “Plan Year” means the Company’s fiscal year.

2.19  “Restricted Stock” means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

2.20  “Restricted Stock Agreement” means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to this Plan.

2.21  “Restricted Stock Award” means an Award of Restricted Stock.

2.22  “Restricted Stock Purchase Price” means the purchase price, if any, per share of Restricted Stock subject to an Award. The Committee shall determine the Restricted Stock Purchase Price. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

2.23  “Stock” means the common stock of the Company or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

2.24  “Stock Appreciation Right” and “SAR” means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

2.25  “10% Stockholder” means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

ARTICLE III - ELIGIBILITY

The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time. The Board of Directors may designate one or more individuals who shall not be eligible to receive any Award under this Plan or under other similar plans of the Company.

ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

4.1  Authority to Grant Awards. The Committee may grant to those Eligible Persons of the Company or any of its Affiliates, as it shall from time to time determine, Awards under the terms and conditions of this Plan. The Committee shall determine subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person.

4.2  Dedicated Shares. The total number of shares of Stock with respect to which Awards may be granted under the Plan shall be 4,000,000 shares. The shares may be treasury shares or authorized but unissued shares. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

4.3  Non-transferability. Awards shall not be transferable by the Eligible Person otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Eligible Person’s lifetime, only by him. Restricted Stock shall be purchased by and/or become vested under a Restricted Stock Agreement during the Eligible Person’s lifetime, only by him. Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

4.4  Requirements of Law. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

4.5  Changes in the Company’s Capital Structure.

(a)  The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

(b)  If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan (each of the foregoing referred to as a “Corporate Transaction”):

(i) Subject to the provisions of clause (ii) below, in the event of such a Corporate Transaction, any unexercised Options shall automatically accelerate so that they shall, immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided, however, that any unexercised Options shall not accelerate, as described above, if and to the extent such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the “Successor Corporation”) or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation. Whether or not any unexercised Option is assumed or replaced shall be determined by the Company and the Successor Corporation in connection with the Corporate Transaction. The Board of Directors shall make the determination of what constitutes a comparable award to the unexercised Option, and its determination shall be conclusive and binding. The unexercised Option shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation.

(ii)  All outstanding Options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction, if (i) notice of cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the Corporate Transaction and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

(c)  In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

(d)  The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

4.6  Election under Section 83(b) of the Code. No Eligible Person shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Eligible Person doing so shall forfeit all Awards issued to him under this Plan.

ARTICLE V - OPTIONS AND STOCK APPRECIATION RIGHTS

5.1  Type of Option. The Committee shall specify at the time of grant whether a given Option shall constitute an Incentive Option or a Nonqualified Option. Incentive Stock Options may only be granted to Employees.

5.2  Option Price. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted.

5.3  Duration of Options and SARS. No Option or SAR shall be exercisable after the expiration of ten (10) years from the date the Option or SAR is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five (5) years from the date the Incentive Option is granted.

5.4  Amount Exercisable -- Incentive Options. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

5.5  Exercise of Options. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

    (a)  cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares;

    (b)  stock at its Fair Market Value on the date of exercise (if approved in advance in writing by the Committee);

    (c)  an election to make a cashless exercise through a registered broker-dealer (if approved in advance in writing by the Committee);

    (d) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance in writing by the Committee); and/or

    (e)  any other form of payment which is acceptable to the Committee.

As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person’s name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provides the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

5.6  Stock Appreciation Rights. All Eligible Persons shall be eligible to receive Stock Appreciation Rights. The Committee shall determine the SAR to be awarded from time to time to any Eligible Person. The grant of a SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person from, participation in any other grant of awards by the Company, whether under this Plan or any other plan of the Company. If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

5.7  Stock Appreciation Rights in Tandem with Options. Stock Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock. In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each Stock Appreciation Right issued in tandem with an Option (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

5.8  Conditions of Stock Appreciation Rights. All Stock Appreciation Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company, or payment of any applicable employment or withholding taxes.

5.9  Payment of Stock Appreciation Rights. The amount of payment to which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR. The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

5.10  Exercise on Termination of Employment. Unless it is expressly provided otherwise in the Option or SAR agreement, Options and SAR’s granted to Employees shall terminate three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without cause, other than death, retirement under the then established rules of the Company, or severance for disability. The Committee shall determine whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee at that time.

5.11  Death. If, before the expiration of an Option or SAR, the Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR shall continue until the earlier of the Option’s or SAR’s expiration date or one year following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement. After the death of the Eligible Person, his executors, administrators, or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option’s or SAR’s expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR’s agreement.

5.12  Retirement. Unless it is expressly provided otherwise in the Option or SAR Agreement, before the expiration of an Option or SAR, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Option or SAR shall continue until the earlier of the Option’s or SAR’s expiration date or six months following the date of his retirement, unless it is expressly provided otherwise in the Option or SAR agreement.

5.13  Disability. If, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option’s or SAR’s expiration date or one year after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement.

5.14  Substitution Options. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

5.15  No Rights as Stockholder. No Eligible Person shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

ARTICLE VI - AWARDS

6.1  Restricted Stock Awards. The Committee may issue shares of Stock to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

6.2  Restrictions. Restricted Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following:

    (a)  a prohibition against the sale, transfer, alienation, pledge, or other encumbrance of the shares of Restricted Stock, such prohibition to lapse (i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability, or retirement of the holder of such shares, or otherwise);

    (b)  a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person’s employment during any period in which the shares remain subject to restrictions;

    (c)  a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder’s dissemination of any secret or confidential information belonging to the Company or an Affiliate;

    (d)  unless stated otherwise in the Restricted Stock Agreement, (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

6.3  Stock Certificate. Shares of Restricted Stock shall be registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

1.6  “The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the eLinear, Inc., 2005 Stock Option Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company.”

6.4  Rights as Stockholder. Subject to the terms and conditions of the Plan and unless otherwise provided in the Restricted Stock Award agreement, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

6.5  Lapse of Restrictions. At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person’s legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

6.6 Restriction Period. No Restricted Stock Award may provide for restrictions continuing beyond ten (10) years from the date of grant.

ARTICLE VII - ADMINISTRATION

The Committee shall administer the Plan. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options, which are designated to be Incentive Options, to qualify as Incentive Options. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

(a)  determine the Eligible Persons to whom and the time or times at which Options or Awards will be made;

(b)  determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan;

(c)  determine the terms, provisions, and conditions of each Option and Award, which need not be identical;

(d)  accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest;

(e)  define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee;

(f)  prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

(g)  make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

ARTICLE VIII - AMENDMENT OR TERMINATION OF PLAN

The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company’s stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company’s stockholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

ARTICLE IX - MISCELLANEOUS

9.1  No Establishment of a Trust Fund. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan. All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

9.2  No Employment Obligation. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

9.3  Forfeiture. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial, or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person’s ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

The decision of the Committee as to the cause of an Employee’s discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person’s competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

9.4  Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, or lapse of restrictions on Restricted Stock. In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

9.5  Written Agreement.  Each Option and Award shall be embodied in a written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

9.6  Indemnification of the Committee and the Board of Directors. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney’s fees, the amount of judgments, and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

9.7  Gender. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

9.8  Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

9.9  Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

  9.10  Other Options or Awards. The grant of an Option or Award shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

  9.11  Governing Law. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Delaware.

FORM OF PROXY
ELINEAR, INC.
ANNUAL MEETING OF SHAREHOLDERS
JUNE 2, 2005

ELINEAR, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of eLinear, Inc. (“the Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and appoints Michael Lewis or Kevan Casey and each of them, with full power of substitution, as Proxy or Proxies to vote as specified in this Proxy all the shares of common stock of the Company of the undersigned at the Annual Meeting of Shareholders of the Company to the held at our offices located at 2901 West Sam Houston Parkway North, Suite E-300, Houston, Texas 77043, at 12:00 noon, Central Time, June 2, 2005, and any and all adjournments or postponements thereof. Either of such Proxies or substitutes shall have and may exercise all of the powers of said Proxies hereunder. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL ONE, VOTED FOR THE ADOPTION OF THE 2005 EMPLOYEE STOCK PURCHASE OPTION PLAN UNDER PROPOSAL TWO, THE ADOPTION OF THE 2005 STOCK OPTION PLAN UNDER PROPOSAL THREE, THE RATIFICATION OF THE AUDITORS UNDER PROPOSAL FOUR AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY THE DELIVERING TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTORS’ NOMINEES UNDER PROPOSAL ONE. PLEASE MARK, SIGN, DATE, AND RETURN THIS CARD USING THE ENCLOSED RETURN ENVELOPE.

1.	To elect directors out of the five persons nominated to hold office until the 2006 Annual Meeting of Shareholders:

You may check some or all of the five nominees.
        For  Against      Abstain
Kevan Casey                 [ ]         [ ]           [ ]

Michael Lewis                [ ]     [ ]          [ ]

Tommy Allen                 [ ]     [ ]                           [ ]

J. Leonard Ivins        [ ]     [ ]                           [ ]

Carl A. Chase           [ ]         [ ]                            [ ]

Ryan Cravey        [ ]           [ ]                            [ ]

2.	To approve the Company's June 2005 Employee Stock Purchase Plan.

        [ ]       [ ]                             [ ]

3.	To approve the Company’s 2005 Employee Stock Option Plan.

                                                         [ ]      [ ]                             [ ]

4.	To ratify the selection by the Audit Committee of the Board of Directors of Lopez, Blevins, Bork & Associates, LLP, as our independent auditors.

                                                        [ ]         [ ]                            [ ]

DATED: __________________________                                                      ______________________________________
                                                   [Signature]

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                                                         [Signature if jointly held]

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                                                   [Printed Name]